Exhibit 99.1



                      LEXINGTON CORPORATE PROPERTIES TRUST
                      ------------------------------------

                         CORPORATE GOVERNANCE GUIDELINES


I.      THE MISSION OF THE BOARD OF TRUSTEES


            The Board of Trustees (the "Board") of Lexington Corporate Properties Trust (the "Trust") represents the interests of the Trust's shareholders in maintaining and growing a successful business, including optimizing consistent long-term financial returns. The Board has a general authority, in its good faith judgment, to use appropriate efforts to (i) ensure that the Trust and its subsidiaries are being managed in such a way to achieve the Trust's objectives, (ii) ensure that the officers of the Trust are fulfilling their responsibilities and are capable of performing their duties and achieving the Trust's objectives, (iii) regularly monitor the effectiveness of the policies and decisions of the officers of the Trust, including the implementation and execution of their strategies, and (iv) ensure that the employees, officers and Trustees of the Trust comply with all legal and regulatory requirements and encourage them to adhere to the highest ethical standards in the performance of their duties.

            Trustees must perform their duties keeping in mind their primary fiduciary duty to the shareholders and the Trust. That duty includes the obligation to ensure that the Trust's disclosures contain accurate information that fairly present the Trust and its operations to shareholders and the public in conformity with applicable laws, rules and regulations.

            In addition to its obligations to pursue improvement of shareholder value, the Board has responsibilities to the Trust's customers, employees, partners and suppliers, and to the communities where it develops and invests.

II.     SELECTION AND COMPOSITION OF THE BOARD

        A.  Board Membership Criteria
            -------------------------

            The Nominating and Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board and its committees. This assessment should include consideration of issues of judgment, diversity, age, expertise and experience, all in the context of an assessment of the perceived needs of the Board at that point in time.

        B.  Selection and Orientation of New Trustees
            -----------------------------------------

            The Board itself should be responsible, in fact as well as procedure, for selecting its own members and in recommending them for election by the shareholders. The Board delegates the screening process involved to the Nominating and Governance Committee, which committee may take into account, in its sole discretion, the input of the Chairman of the Board (the "Chairman") and/or the Chief Executive Officer(s) (all persons elected to such position at any given time are collectively referred to herein as the "CEO"). All Trustee nominations shall be approved by the Nominating and Governance Committee prior to the submission of such nominations to the Board for its consideration.


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        C.  Extending the Invitation to a Potential Trustee to Join the Board
            -----------------------------------------------------------------

            The invitation to join the Board should be extended by the Board itself via communication from the Chairman or the CEO, and the chairperson of the Nominating and Governance Committee.

III.  BOARD LEADERSHIP

        A.  Selection of the Chairman and the CEO
            -------------------------------------

            The Board should be free to select the Chairman and the CEO in any way that seems best for the Trust at a given point in time. Therefore, the Board does not have a policy, one way or the other, on whether or not the roles of Chairman and CEO should be separate or combined and, if it is to be separate, whether the Chairman should be an employee or be selected from among the non-employee/independent Trustees (the "Independent Trustees").

        B.  Lead Trustee
            ------------

            The Board shall have a Trustee (the "Lead Trustee") selected by the Independent Trustees who will assume the responsibility of chairing the regularly scheduled executive session meetings of Independent Trustees and other responsibilities which the Independent Trustees as a whole might designate from time to time. Alternatively, the Lead Trustee may be selected, from time to time, in a manner to be determined by the Independent Trustees. The Lead Trustee must be an Independent Trustee. The same person may (but need not) serve as the Chairman of the Nominating and Governance Committee and the Lead Trustee.

IV.   BOARD COMPOSITION AND PERFORMANCE

        A.  Size of the Board
            -----------------

            The Board has, in recent years, averaged 7 members. However, it is the intention of the Board to increase its size to 9 members, with at least 5 members being Independent Trustees (defined in the manner set forth in Section IV.C. below), within a reasonably short period of time following the adoption of these Guidelines. It is the sense of the Board that the size of the Board should reflect the needs of the business of the Trust from time to time, the required work of the Board and its committees, and the need for specific skills and qualifications for members of the Board and its committees. An odd number of Trustees is desirable but not required. The Board itself shall fix the size of the Board within the limits contained in the Declaration of Trust and the By-Laws of the Trust.

        B.  Mix of Management and Independent Trustees
            ------------------------------------------

            The Board believes that, as a matter of policy, a majority of the members of the Board should be Independent Trustees, and that in any event, the percentage of the Board comprised of Independent Trustees should always be in compliance with the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC"), the listing standards of the New York Stock Exchange (the "NYSE") and any other applicable laws, rules and regulations.


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        C.  Definition of What Constitutes Independence for Trustees
            --------------------------------------------------------

            For purposes of defining an "Independent Trustee", the Board will, at a minimum, comply with the requirements set forth in the listing standards of the NYSE and any other standards as may be established by any other applicable law, rule or regulation. The NYSE has recently proposed new listing standards, pursuant to which a Trustee will not be considered independent:

            a. unless the Board affirmatively determines that the Trustee has no material relationship with the Trust (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Trust);

            b. if he is, or within the past five years has been (i) employed by the Trust, (ii) employed by or affiliated with a present or former auditor of the Trust, unless five years have passed since either the end of the individual's employment or the end of the auditor's relationship with the Trust, or (iii) part of an interlocking directorate in which an executive officer of the Trust serves on the compensation committee of another company that employs the Trustee; and

            c. if any person in the Trustee's immediate family satisfies the criteria set forth in (b).

            In order for the Board to determine whether or not a Trustee has a material relationship with the Trust, the Board shall consider all relevant facts and circumstances, including the Trustee's affiliation with companies, firms, organizations and persons that have a relationship with the Trust, and may from time to time develop specific criteria or a specific methodology for making such determinations. Ownership of a controlling amount of the Trust's equity securities shall not alone be a definitive bar to finding a Trustee independent.

            A member of the Audit Committee may not receive any compensation from the Trust except for compensation for services on the Board or on a committee of the Board.

        D.  Former Chairman/CEO Board Membership
            ------------------------------------

            It is assumed that when a Chairman or CEO resigns from that position, he/she should submit his/her resignation from the Board at the same time. Whether the individual continues to serve on the Board is a matter for discussion at that time with the new Chairman or CEO and the Board. There should, however, be an opportunity for the Board, via the Nominating and Governance Committee, to review the continued appropriateness of the Board membership under these circumstances. The Board believes this is a matter to be decided in each individual instance.

        E.  Trustees Who Change Their Present Job Responsibility
            ----------------------------------------------------

            It is the sense of the Board that when a Trustee's principal occupation or business association changes substantially from the position he or she held when originally invited to join the Board, the Trustee shall tender a letter of resignation to the Nominating and Governance Committee. The Nominating and Governance Committee will review whether the Trustee's


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retirement or new occupation is consistent with the specific rationale for originally selecting that individual, the Trust's then-current needs and the guidelines for Board membership. The Nominating and Governance Committee will recommend action to be taken regarding the Trustee's resignation based on (1) the responsibility and type of position and industry involved, in the case of a new position, and (2) the surrounding circumstances, in the case of retirement. The bias of the Nominating and Governance Committee will be to accept the resignation if the basis for originally selecting the individual no longer exists.

            Independent Trustees are encouraged to limit the number of other boards (excluding non-profit) on which they serve, taking into account potential board attendance, participation and effectiveness on these boards. Independent Trustees should also advise the Chairman and the chairperson of the Nominating and Governance Committee in advance of accepting an invitation to serve on another board. Officers of the Trust should not accept any invitation to serve on the board of another for-profit enterprise unless and until the Board has approved such service.

        F.  Term Limits
            -----------

            The Board does not believe it should establish term limits. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of Trustees who have been able to develop, over a period of time, increasing insight into the Trust and its operations and, therefore, provide an increasing contribution to the Board and the Trust as a whole. As an alternative to term limits, the Nominating and Governance Committee, in conjunction with the CEO, will formally review each Trustee's continuation on the Board every three years, when the Trustee is being considered for reelection. This will also allow each Trustee the opportunity to conveniently confirm his/her desire to continue as a member of the Board.

        G.  Retirement Age
            --------------

            The retirement age for all Trustees elected or appointed to the Board for the first time following adoption of these Guidelines is 75.

        H.  Board Compensation
            ------------------

            It is appropriate for the Nominating and Governance Committee to request an impartial review of the status of Board compensation in relation to other comparable companies. As part of a Trustee's total compensation and to create a direct linkage with the performance of the Trust, the Board believes that a meaningful portion of a Trustee's compensation should be provided and held in common shares or other equity securities of the Trust.

            Changes in Board compensation, if any, should come at the suggestion of the Nominating and Governance Committee, but with full discussion and concurrence by the Board.

        I.  Executive Sessions of Independent Trustees
            ------------------------------------------

            The Independent Trustees of the Board will meet in executive sessions at least twice per year. These executive sessions will be chaired by the Lead Trustee. The format and


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agenda of these meetings will be set by the Lead Trustee after consultation with the Independent Trustees. However, any Independent Trustee may add agenda items during any meeting that such Independent Trustee attends.

        J.  Continuing Education
            --------------------

            The Trustees shall participate in continuing education in compliance with applicable NYSE rules and as the Board deems appropriate.

        K.  Assessing the Board's Performance
            ---------------------------------

            The Nominating and Governance Committee shall provide to the Board an annual assessment of the performance of the Board and each of its committees. This will be discussed with the full Board. This should be done following the end of each fiscal year and at the same time as the report on Board and committees membership criteria. This assessment should be of the Board's or the committee's contribution as a whole and specifically review areas in which the Board and/or the management believes a better contribution could be made. Its purpose is to increase the effectiveness of the Board and its committees, not to target individual Board members.

V.      BOARD RELATIONSHIP TO SENIOR MANAGEMENT

        A.  Regular Attendance of Non-Trustees at Board Meetings
            ----------------------------------------------------

            The Board welcomes the regular attendance at each Board meeting of non-Board members who are in the most senior management positions of the Trust, as well as the Secretary of the Trust. Should the Chairman or the CEO want to add additional people as attendees on a regular basis, it is expected that this suggestion would be made to the Board for its concurrence. However, due consideration should be given the suggestion of any Trustee that one or more non- Board members should be excluded from all or any portion of any meeting in order to maximize candor in the conduct of such meeting.

        B.  Board Access to Senior Management
            ---------------------------------

            Board members have complete access to the Trust's management. Furthermore, the Board encourages the Trust's management to, from time to time, bring managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas, and/or
(b) are managers with future potential that the senior management believes should be given exposure to the Board.

VI.     MEETING PROCEDURES

        A.  Selection of Agenda Items for Board Meetings
            --------------------------------------------

            The Chairman and the CEO will establish the agenda for each Board meeting. They will issue a schedule of agenda subjects to be discussed for the ensuing year at the beginning of each year (to the degree these can be foreseen). Each Board member is free to suggest the inclusion of item(s) on the agenda.


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        B.  Board Materials Distributed in Advance
            --------------------------------------

            Information and data that is important to the Board's understanding of the business will be distributed in writing to the Board before the Board meets. Management will make every attempt to see that this material is as brief as possible while still providing the desired information. Management will supply any additional information as any Trustee may request from time to time, and any additional information as the Independent Trustees may request to be supplied on a regular basis.

        C.  Board Presentations
            -------------------

            As a general rule, presentations on specific subjects should be sent to the Board members in advance so that Board meeting time may be conserved and discussion time focused on questions that the Board has about the material. On those occasions in which the subject matter is too sensitive to put on paper, the presentation may be discussed at the meeting.

VII.    COMMITTEE MATTERS

        A.  Number, Structure and Independence of Committees
            ------------------------------------------------

            From time to time, the Board may want to form a new committee or disband a current committee depending upon the circumstances. The four current committees are (i) Audit, (ii) Compensation, (iii) Nominating and Governance and
(iv) Executive.

            Each committee shall have access to such outside advice as such committee in its sole discretion deems necessary or appropriate, including, but not limited to, attorneys, compensation consultants and/or auditors. The members of the Audit, Compensation and Nominating and Governance Committees shall each meet the independence and experience requirements, if applicable, set forth in the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated by the SEC, the listing standards of the NYSE and any other applicable laws, rules and regulations.

        B.  Assignment and Rotation of Committee Members
            --------------------------------------------

            The Nominating and Governance Committee is responsible, after consultation with the Chairman and with consideration of the desires of individual Board members, for the assignment of Board members to various committees. It is the sense of the Board that consideration should be given to rotating committee members periodically at intervals to be determined with respect to each committee, but the Board does not feel that such a rotation should be mandated as a policy since there may be reasons at a given point in time to maintain an individual Trustee's committee membership for a longer period.

        C.  Frequency and Length of Committee Meetings
            ------------------------------------------

            The chairpersons of each committee, in consultation with the members of their respective committees, will determine the frequency and length of the meetings of the committees in accordance with their respective charters.


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        D.  Committee Agenda
            ----------------

            The chairpersons of each committee, in consultation with the members of their respective committees and management, will develop the agenda for the committees. Each committee will issue a schedule of agenda subjects to be discussed for the ensuing year at the beginning of each year (to the degree these can be foreseen). This forward agenda will also be shared with the Board.

VIII.   LEADERSHIP DEVELOPMENT

        A.  Formal Evaluation of the Chairman and the CEO
            ---------------------------------------------

            The Compensation Committee should make this evaluation annually. The evaluation should be based on objective criteria including performance of the business, accomplishment of long-term strategic objectives, development of management, etc. The evaluation will be used by the Compensation Committee in the course of its deliberations when considering the compensation of the Chairman and the CEO.

        B.  Succession Planning
            -------------------

            There should be a report, at least annually, by the CEO to the Board on succession planning. There should also be available, on a continuing basis, the recommendations of the Chairman and the CEO as successors should they become unexpectedly disabled. In the event that, prior to the presentation of a formal succession plan to the Board, the CEO becomes unexpectedly disabled and cannot perform his or her duties, the Vice Chairman of the Board shall immediately and temporarily resign from such position and assume the duties of the CEO until such time as either the Board determines that the disabled CEO is able to resume such position or a successor to the disabled CEO is duly appointed and qualified, at which time the Vice Chairman of the Board shall relinquish the duties of the CEO and shall resume the position of Vice Chairman of the Board.

        C.  Share Ownership Guidelines
            --------------------------

            The Board believes that the Trustees and executive officers should have a financial interest in the Trust in order to better align their interests with those of the Trust's shareholders. Accordingly, the Board will require that, by the conclusion of the relevant "Phase-in Period" (as defined below),
(i) each Trustee (other than Trustees that are among the five most highly compensated executive officers) must own such number of Common Shares having a value equal to at least two times the amount of such Trustee's annual retainer,
(ii) each of the four most highly compensated executive officers must own such number of Common Shares having a value equal to at least three times the amount of such executive officer's annual base salary, and (iii) the fifth most highly compensated executive officers must own such number of Common Shares having a value equal to at least two times the amount of such executive officer's annual base salary. For purposes of this paragraph, the term "Phase-in Period" shall mean: (i) with respect to each Trustee (other than Trustees that are among the five most highly compensated executive officers), the two year period beginning on the date of adoption of these Guidelines, and (ii) with respect to each of the five most highly compensated executive officers, the three year period beginning on the date of adoption of these Guidelines.


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